LIMITED GUARANTY AGREEMENT

LIMITED GUARANTY AGREEMENT (the "**Guaranty**") dated as of the 4th day of October, 2006, made by **ANDREW A. LEVY**, having an address at 46 Baldwin Farms North, Greenwich, Connecticut 06831 (hereinafter referred to as the "**undersigned**" or "**Guarantor**"), for the benefit of **AMALGAMATED BANK** having offices at 11-15 Union Square, New York, New York 10003 (hereinafter referred to as "**Lender**").

W I T N E S S E T H :

WHEREAS, WM REALTY MANAGEMENT, LLC having an address at c/o Andrew Levy, 900 Third Avenue, 13th Floor, New York, New York 10022 (hereinafter referred to as "Borrower"), has applied to Lender for a loan in the principal sum of Three Million Two Hundred Thousand and 00/100 ($3,200,000.00) Dollars (hereinafter referred to as the "**Loan**"), which loan will be evidenced by the Note (described in Exhibit A hereto) and secured by the Mortgage (described in Exhibit A hereto);

WHEREAS, Lender is willing to make the Loan to Borrower only if the undersigned executes and delivers this Guaranty and guarantees payment to Lender of the Guaranteed Obligations (as herein defined) in the manner hereinafter provided;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lender to make the Loan to Borrower, the undersigned hereby covenants and agrees with Lender as follows:

1. The undersigned hereby guarantees, absolutely and unconditionally, to Lender the full, prompt and complete performance and payment of any liability, loss or damages suffered by the Lender due to (i) fraud or misrepresentation by Borrower or any principal, member or general partner of Borrower in connection with the execution and the delivery of the Note, the Mortgage or of the Other Security Documents, (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence of a default; (iii) Borrower's misappropriation of tenants' security deposits or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards; (v) Borrower's failure to pay Taxes, Other Charges (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with the Lender pursuant to the terms of the Mortgage) or other charges that can create liens on the Mortgaged Property, which liens are superior to the Mortgage; (vi) the removal of Personal Property by or on behalf of Borrower and not replaced with Personal Property of the same utility and of the same or greater value; (vii) any act of intentional waste against the Mortgaged Property by Borrower, any principal, affiliate, member or general partner thereof or by any Indemnitor or Guarantor; and (viii) any fees or commissions paid by Borrower to any principal, affiliate, member or general partner of Borrower, Indemnitor or Guarantor in violation of the terms of the Note, Mortgage or Other Security Documents (the foregoing being hereinafter referred to collectively as the "Guaranteed Obligations"). Notwithstanding anything to the contrary contained in this Guaranty, in the event of the commencement of a voluntary bankruptcy or involuntary bankruptcy not dismissed within sixty (60) days of the petition or insolvency proceeding by or against Borrower, the term Guaranteed Obligations shall be deemed to include all principal, interest, additional interest and any other sums of any nature whatsoever which may or shall become due and payable pursuant to the provisions of

(other than an involuntary bankruptcy commenced by Lender)

AAL

to the provisions of the Note and/or the Mortgage. All capitalized terms used in this Paragraph 1 shall have the meanings ascribed to them in the Mortgage unless otherwise defined herein.

2. The undersigned agrees that, with or without notice or demand, the undersigned will reimburse Lender for all costs and expenses (including, without limitation, reasonable attorney's fees) incurred by Lender in connection with any action or proceeding brought by Lender to enforce the obligations of the undersigned under this Guaranty.

3. All moneys available to Lender for application in payment or reduction of the Guaranteed Obligations may be applied by Lender in such manner and in such amounts and at such time or times and in such order, priority and proportions as Lender may elect.

4. The undersigned hereby consents that from time to time, before or after any default by Borrower, with or without further notice to or assent from the undersigned, any security at any time held by or available to Lender for any obligation of Borrower, or any security at any time held by or available to Lender for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Guaranteed Obligations, may be exchanged, surrendered or released and any obligation of Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of Borrower, or of any such other person or party, and may extend further credit in any manner whatsoever to Borrower, and generally deal with Borrower or any such security or other person or party as Lender may see fit; and the undersigned shall remain bound under this Guaranty notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing.

5. The undersigned hereby waives (a) notice of acceptance of this Guaranty and of the making of the Loan or any advance thereof by Lender to Borrower; (b) presentment and demand for payment of the Guaranteed Obligations or any portion thereof; (c) protest and notice of dishonor or default to the undersigned or to any other person or party with respect to the Guaranteed Obligations or any portion thereof; (d) all other notices to which the undersigned might otherwise be entitled; and (e) any demand for payment under this Guaranty.

6. This is a Guaranty of payment and not of collection and the undersigned further waives any right to require that any action be brought against Borrower or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person or party.

7. Each reference herein to Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty, provided, however, that the undersigned shall in no event or under any circumstance have the right without obtaining the prior written consent of Lender to assign or transfer the obligations and liabilities of the undersigned under this Guaranty, in whole or in part, to any other person, party

or entity.

8. The term "undersigned" and "Guarantor" as used herein shall, if this Guaranty is signed by more than one party, mean the "undersigned and each of them" and "Guarantor and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that in the next succeeding paragraph hereof the term "undersigned" and "Guarantor" shall mean the "undersigned or any of them"and "Guarantor and each of them". If any party hereto shall be a limited liability company, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding any changes in the individuals composing the limited liability company and the term "undersigned" and "Guarantor" shall include any altered or successive limited liability company or companies, but the predecessor limited liability company and its members shall not thereby be released from any obligations or liability hereunder.

9. No delay on the part of Lender in exercising any right or remedy under this Guaranty or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or of the right of Lender to take further action without notice or demand as provided in this Guaranty.

10. This Guaranty may be modified, amended, changed or terminated only by an agreement in writing signed by Lender and the undersigned. No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by Lender and if so given by Lender shall be effective only in the specific instance in which given.

11. The undersigned acknowledges that this Guaranty and the obligations of the undersigned under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of the undersigned under this Guaranty or the obligations of any other person or party (including, without limitation, Borrower) relating to this Guaranty or otherwise with respect to the Loan. This Guaranty sets forth the entire agreement and understanding of Lender and the undersigned, and the undersigned absolutely, unconditionally and irrevocably waive any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty or the obligations of the undersigned under this Guaranty or the obligations of any other person or party (including, without limitation, Borrower) relating to this Guaranty or otherwise with respect to the Loan, or in any action or proceeding brought by Lender to collect the Guaranteed Obligations, or any portion thereof, or to enforce the obligations of the undersigned under this Guaranty. The undersigned acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of the undersigned under this Guaranty, except those specifically set forth in this Guaranty.

12. The undersigned hereby irrevocably and unconditionally waives, and Lender by its acceptance of this Guaranty irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Guaranty.

13. Notwithstanding any payments made by the undersigned pursuant to the provisions of this Guaranty, the undersigned shall have no right of subrogation in and to the Note or the Mortgage or any other security held by or available to Lender for the Guaranteed Obligations or the payment thereof until the Guaranteed Obligations have been paid in full to Lender and all preference periods have lapsed. The undersigned agrees that if any payment made by the Borrower or the Guarantor to Lender or any portion of the Guaranteed Obligations is rescinded, recovered from or repaid by Lender, in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower or Guarantor, this Guaranty shall continue to be fully applicable to such Guaranteed Obligations to the same extent as though the payment so recovered or repaid had never originally been made on such Guaranteed Obligations regardless of, and, without giving effect to, any discharge or release of the Guarantor's obligations hereunder granted by Lender after the date hereof.

14. Any notice, request or demand given or made under this Guaranty shall be in writing and shall be hand delivered or sent by Federal Express or other reputable courier service or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if hand delivered or if sent by Federal Express or other reputable courier service, and (ii) three (3) business days after being postmarked and addressed to the parties hereto at the addresses set forth at the head of this Guaranty of Payment. Each party to this Guaranty may designate a change of address by notice given to the other party fifteen (15) days prior to the date such change of address is to become effective.

15. This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Massachusetts and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of Massachusetts. No defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of Massachusetts.

16. The undersigned agrees to submit to personal jurisdiction in the State of Massachusetts in any action or proceeding arising out of this Guaranty and, in furtherance of such agreement, the undersigned hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Massachusetts and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the undersigned by registered or certified mail to or by personal service at the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court.

17. Each Guarantor hereby represents and warrants:

a. that this Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect;

subject to any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect;

b. Neither this Guaranty nor any of the documents executed in connection with the Loan to which the Guarantor is a party will violate any provision of law, rule, or regulation or any order of any court or other governmental agency to which the Guarantor is subject, the organizational documents of Guarantor, if any, any provision of any agreement or instrument to which the Guarantor is a party or by which the Guarantor or any of the Guarantor's properties or assets are bound, or be in conflict with, result in a breach of, or constitute a default under (with or without notice or lapse of time), any such agreement or instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any properties or assets of the Guarantor;

c. No action or approval by or of and no filing or registration with any governmental or public body or authority, any subdivision thereof, nor the consent of any other person or entity, nor any other legal formality is required in connection with the entering into, performance or enforcement of this Guaranty, except such as have been obtained or taken and with respect to which a copy or other satisfactory evidence thereof has been furnished to Lender.

d. The financial statements and tax returns of the undersigned delivered to Lender are true, complete and accurate.

e. The undersigned shall not terminate or dissolve or suspend Guarantor's usual business activities, except in connection with retirement or illness, or convey, sell, lease, transfer or otherwise dispose all or a substantial part of the Guarantor's assets during the term of this Guaranty.

18. No exculpatory provisions contained in the Note or the Mortgage or in any other document or instrument executed and delivered in connection therewith or otherwise with respect to the Loan shall in any event or under any circumstance be deemed or construed to modify, qualify, or affect in any manner whatsoever the personal recourse obligations and liabilities of the undersigned under this Guaranty.

19. The obligations and liabilities of the undersigned under this Guaranty are in addition to the obligations and liabilities of the undersigned under the Other Guaranties (as hereinafter defined). The discharge of the obligations and liabilities of the undersigned under any one or more of the Other Guaranties by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the obligations and liabilities of the undersigned under this Guaranty. Conversely, the discharge of the obligations and liabilities of the undersigned under this Guaranty by Lender or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the obligations and liabilities of the

undersigned under any of the Other Guaranties. The term "Other Guaranties" as used herein shall mean any other guaranty of payment, guaranty of performance, completion guaranty, indemnification agreement or other guaranty or instrument of personal recourse obligation or undertaking of any nature whatsoever (other than this Guaranty) now or hereafter executed and delivered by the undersigned to Lender in connection with the Loan.

20. This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty. The failure of any party listed below to execute this Guaranty, or any counterpart hereof, shall not release any other party from his obligations hereunder.

IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty the day and year first above set forth.

Andrew A. Levy

STATE OF NEW YORK)
) ss.:
COUNTY OF NEW YORK)

On this 4th day of October, 2006, before me, a Notary Public in and for said State, personally appeared Andrew A. Levy, before me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

PAUL J. PROULX
Notary Public, State of New York
No. 02PR6110161
Qualified in Kings County
Commission Expires May 24, 2008

Notary Public

EXHIBIT A

Note: The term "**Note**" as used in this Guaranty shall mean that certain Mortgage Note in the principal sum of $3,200,000.00 of even date herewith, given by Borrower to Lender, and all the notes restated therein.

Mortgage: The term " **Mortgage**" as used in this Guaranty shall mean that certain Mortgage Security Agreement and Fixture Filing securing the Note, of even date herewith, between Borrower and Lender constituting a first lien on the fee estate of Borrower in certain premises located 48 Town Farm Road, Westminster, Massachusetts, as such premises are more particularly described therein, and intended to be duly recorded in the Worcester County Registry of Deeds.